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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-68917 and 333-61070) of hi/fn, Inc. of our report dated October 17, 2001, except as to Note 14 which is as of November 15, 2001, relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP
December 10, 2001
San Jose, California